                                                                Exhibit 99.1

CLEVETRUST REALTY INVESTORS
STATEMENT OF FINANCIAL CONDITION
(UNAUDITED)

                                                              JANUARY 31, 1998
                                                              ----------------
                                                               (in thousands)

ASSETS
-----------------------------------------------
Invested assets - NOTE B:
  Properties held for sale                                               3,254
  Less:  Valuation reserve                                                  77
                                                                --------------
                                                                         3,177

Cash and cash equivalents                                                2,275
Other assets                                                                91
                                                                --------------

                                   TOTAL ASSETS                         $5,543
                                                                ==============


LIABILITIES
-----------------------------------------------

Accrued federal and state income taxes - NOTE A                           $386
Accrued expenses and other liabilities                                   1,001
                                                                --------------

                              TOTAL LIABILITIES                          1,387

SHAREHOLDERS' EQUITY
-----------------------------------------------

Shares of Beneficial Interest, par value
  $1 per Share:
    Authorized - - Unlimited
    Issued and outstanding shares - 5,136,616                            5,137
Additional paid-in capital                                               5,816
Accumulated deficit                                                     (6,797)
                                                                --------------
                           SHAREHOLDERS' EQUITY                          4,156
                                                                --------------

     TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                         $5,543
                                                                ==============

See notes to financial statements.

CLEVETRUST REALTY INVESTORS
STATEMENT OF OPERATIONS
(UNAUDITED)

The following statement of operations of CleveTrust Realty Investors for the one-month period ended January 31, 1998 is unaudited, but in the opinion of management includes all adjustments necessary to present fairly the results of operations. All such adjustments were of a normal, recurring nature. The results of operations for the one-month period ended January 31, 1998 are not necessarily indicative of the results of operations for succeeding periods.

                                                                 One Month Ended
                                                              ----------------------
                                                                     1/31/98
                                                              ----------------------
                                                                 (in thousands,
                                                              except per share data)

INCOME
--------------------------------------------------

Real estate operations:
  Rental Income                                                                $192

  Less:  Real estate operating expenses                                          31
                                                              ----------------------
Income from real estate operations                                              161
Interest income                                                                  12
Other                                                                             1
                                                              ----------------------
                                                                                174

EXPENSES
--------------------------------------------------

Interest:
Mortgage notes payable                                                           36

General and administrative                                                       59
                                                              ----------------------
                                                                                 95
                                                              ----------------------
Income before gains on sales of
  real estate and income taxes                                                   79
Gains on sales of real estate - NOTE B                                          744
Federal and state income taxes - NOTE A                                        (281)
                                                              ----------------------

                                       NET INCOME                              $542
                                                              ======================

Per Share of Beneficial Interest - NOTE D:
  Income before gains on sales of
    real estate and income taxes                                               0.02
  Gains on sales of real estate                                                0.14
  Federal and state income taxes                                              (0.05)
                                                              ----------------------
                            NET INCOME  PER SHARE                             $0.11
                                                              ======================

Weighted Average Number of Shares of
  Beneficial Interest Outstanding                                             5,137
                                                              ======================

See notes to financial statements.


CLEVETRUST REALTY INVESTORS
STATEMENT OF CASH FLOWS
(UNAUDITED)

                                                                                      One Month Ended
                                                                                   ----------------------
                                                                                          1/31/98
                                                                                   ----------------------
                                                                                      (in thousands)

CASH FLOW FROM OPERATING ACTIVITIES:
Net income                                                                                          $542
Non-cash revenues and expenses included in income:
  Decrease in other assets                                                                           117
  Increase in accrued federal and state income taxes                                                 277
  (Decrease) increase in accrued expenses and other liabilities                                     (909)
Reconciliation to net cash flow from operating activities:
  Gains on sales of real estate                                                                     (744)
                                                                                   ----------------------
                                     Cash Flow (Used In) Operating Activities                       (717)

CASH FLOW FROM INVESTING ACTIVITIES:
Equity investments:
  Proceeds from properties sold                                                                    7,080
                                                                                   ----------------------
                                         Cash Flow From  Investing Activities                      7,080

CASH FLOW FROM FINANCING ACTIVITIES:
Mortgage notes payable:
  Principal repayments                                                                            (5,514)
Distributions paid to shareholders                                                                (3,596)
                                                                                   ----------------------
                                     Cash Flow (Used In) Financing Activities                     (9,110)
                                                                                   ----------------------

(Decrease) in cash and short-term investments                                                     (2,747)
Balance at beginning of period                                                                     5,022
                                                                                   ----------------------

Balance at end of period                                                                          $2,275
                                                                                   ======================

See notes to financial statements.


                           CLEVETRUST REALTY INVESTORS
                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                January 31, 1998


The accompanying unaudited financial statements have been prepared on a basis consistent with Regulation S-X and the requirements of Item 1 of Part I of Form 10-Q except for the dates and periods presented.

NOTE A - INCOME TAXES

For the one-month period ended January 31, 1998 the Trust recorded Federal income taxes of $280,000 and State income taxes of $1,000. At January 31, 1998 the Trust had an accrual for federal income taxes of $356,000 ($300,000 of current taxes and $56,000 deferred).

NOTE B - INVESTED ASSETS

On January 30, 1998 the Trust completed a $7,400,000 sale of the Cannon West Shopping Center located in Austin, Texas. This sale resulted in a gain of approximately $744,000.

NOTE C - DISTRIBUTIONS

On January 19, 1998 the Trust made a liquidating distribution of $.70 per share to shareholders of record as of January 12, 1998. With the payment of this distribution, the combined per share amount of liquidation distributions paid to shareholders totals $6.40 since the effective date of the Plan for the Orderly Liquidation of the Trust , April 29, 1997.

NOTE D - NET INCOME PER SHARE

Net income per Share of Beneficial Interest has been computed using the weighted average number of Shares of Beneficial Interest outstanding each period.